EXHIBIT 10.5

Chart Industries, Inc.

Form of 2005 Chart Incentive Compensation Plan Award Conditions

PURPOSE

The Chart Incentive Compensation Plan is an important tool to help focus individuals and teams to meet the respective financial goals and objectives of each Operating Group, which in turn will enable Chart Industries, Inc. to meet its overall financial goals and objectives. The goal is to enhance shareholder value and improve bottom line performance by providing meaningful incentives to employees and to financially reward employees for attaining predetermined performance objectives.

SCOPE

This plan applies to non-bargaining unit employees at all locations within Chart and certain bargaining units where a Site Incentive Compensation Plan has been implemented. The plan does not apply to sales employees who are part of a Chart Sales Commission Plan.

OVERVIEW

Chart will establish individual Operating Group and Chart consolidated performance targets on an annual basis. In order to ensure that employees are involved in helping the Operating Group to meet its annual target, Chart will establish appropriate incentives to reward employees if the performance targets are met.

2005 INCENTIVE COMPENSATION PLAN

Chart believes that performance targets and incentive rewards need to be focused and tailored to the unique situation of each Operating Group and the targets and incentives need to be consistent with the overall Goals and Objectives of Chart.

A. 2005 Performance Targets. The 2005 Performance Targets have been set using earnings before interest, taxes, depreciation, amortization and restructuring charges (EBITDAR) targets (see Performance Targets below in Table A). Meeting of the Group EBITDAR performance target and the Chart consolidated EBITDAR performance target can pay up to a maximum of 150% of an individual employee’s Incentive Target.

Table A

	EBITDAR Performance Targets,
	(Net of Incentives, in 000’s)
	0%	100%	150%
	(Minimum Threshold)
E&C	$	$	$
D&S
Biomed
Biomed-Denver
Chart Consolidated	$	$	$

B.	The Incentive Target is an incentive dollar amount assigned to an individual employee. Incentive Targets vary based on an individual’s position in Chart.

Chart Industries, Inc.

Form of 2005 Chart Incentive Compensation Plan Award Conditions

1.	Each employees Incentive Target is made up of an Operating Group component and a Chart consolidated component as outlined below.

Employee Grouping	Group Performance Weighting	Chart Performance Weighting
Group Presidents	35%	65%
Direct Reports to Group Presidents	50%	50%
All Other Non-Corporate Employees	65%	35%
Corporate	0%	100%

C.	Actual EBITDAR performance below the 100% performance target but above the minimum threshold, as outlined in Table A, entitles employees to a prorated payment of their individual Incentive Target based on the linear relationship between the 100% performance target and the minimum threshold. See hypothetical example below:

	EBITDAR Performance Targets (Net of Incentives)			Actual EBITDAR Performance Example
	0% (Min. Threshold)	100% Target	150% Target	Actual Performance (EBITDAR)	% Performance
E&C	$	$	$		$71.71%
Chart Consolidated	$	$	$		$36.37%

Therefore, as an example, if E&C’s and Chart’s actual EBITDAR performance for 2005 were as outlined above, and an E&C employee’s Incentive Target were $1,000 and they were in the 65% Group Performance, 35% Chart Performance category, then the actual earned incentive payout would be as follows:

1.	E&C Group Component: ($1,000 X 65%) X 71.71% = $466.12

2.	Chart Consolidated Component: ($1,000 X 35%) X 36.37% = $127.30

Total Payout ($466.12 + $127.30) = $593.42

D.	Actual Operating Group EBITDAR performance below the minimum threshold negates any incentive payouts for the Operating Group component as well as for the Chart Consolidated component. Thus the Operating Group must meet the minimum threshold in order to earn any incentive payout.

	EBITDAR Performance Targets (Net of Incentives)			Actual EBITDAR Performance Example
	0% (Min. Threshold)	100% Target	150% Target	Actual Performance (EBITDAR)	% Performance
E&C	$	$	$		$0.00%
Chart Consolidated	$	$	$		$36.37%

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Chart Industries, Inc.

Form of 2005 Chart Incentive Compensation Plan Award Conditions

Therefore, as an example, if E&C’s and Chart’s actual EBITDAR performance for 2005 were as outlined above, and an E&C employee’s Incentive Target were $1,000 and they were in the 65% Group Performance, 35% Chart Performance category, then the actual earned incentive payout would be as follows:

1.	E&C Group Component: ($1,000 X 65%) X 0.00% = $0.00

2.	Chart Consolidated Component: ($1,000 X 35%) X 0.00%* = $0.00

Total Payout ($0.00 + $0.00) = $0.00

*	Incentive payout becomes 0% for the Chart Consolidated Component because the E&C actual EBITDAR performance is below the minimum target for the E&C Group.

E.	Actual Chart Consolidated EBITDAR performance below $ negates all incentives (both Group and Consolidated) otherwise earned under this plan, or limits the incentives earned to the point where actual EBITDAR performance (net of incentives) will not fall below EBITDAR of $.

F.	Actual EBITDAR performance below the 150% Performance Target but above the 100% Performance Target, as outlined in Table A, entitles employees to a prorated payment of their individual Incentive Target based on the linear relationship between the 100% Performance Target and the 150% Performance Target. See hypothetical example below:

	EBITDAR Targets (Net of Incentives)			Actual EBITDAR Performance Example
	0% (Min. Threshold)	100% Target	150% Target	Actual Performance (EBITDAR)	Payout w / >100% Performance
E&C	$	$	$		$131.91%
Chart Consolidated	$	$	$		$120.84%

Therefore, as an example, if E&C’s and Chart’s actual EBITDAR consolidated performance for 2005 were as outlined above, then that same E&C employee with a $1,000 incentive target at 100% would receive an actual earned incentive payout as outlined below:

1.	E&C Component: ($1,000 X 65%) X 131.91% = $857.42

2.	Chart Component: ($1,000 X 35%) X 120.84% = $422.94

Total Payout ($857.42 + $422.94) = $1,280.36

G.	“Half Year Minimum Earned Incentive”. Chart will not be making a mid year payout in 2005 as it did in 2004, but instead is implementing a Half-Year Performance Target and the opportunity for eligible participants to earn a minimum incentive. The “Half-Year Minimum Earned Incentive” is designed to reward eligible participants if Business Unit and Chart Consolidated Performance Targets are achieved through the June 30, 2005 time frame. Obtaining that level of performance will guarantee that the incentive earned through that date can not be lost because of a decline in Business Unit and/or Chart consolidated performance through the remainder of 2005. Failure to meet the 2005-0 Performance targets outlined in Table B below through the June 30, 2005 period will not result in a guaranteed payment under the plan, but it will not affect the potential to earn incentive under this Plan. Any earned incentive will be paid according to the terms and conditions of the 2005 Incentive Compensation Plan.

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Chart Industries, Inc.

Form of 2005 Chart Incentive Compensation Plan Award Conditions

2005-0 Performance Targets through June 30, 2005. The 2005-0 Performance Targets through June 30, 2005 have been set using earnings before interest, taxes, depreciation, amortization and restructuring charges (EBITDAR) targets (see Performance Targets below in Table B). Meeting the half year operating Group EBITDAR performance target and the half year Chart consolidated EBITDAR performance target below in Table B can earn an eligible participant up to 30% of the estimated earned incentives for calendar year 2005. Actual Operating Group or Chart Consolidated EBITDAR performance below the half year Performance targets in Table B negates the “earning” of any incentive under this calculation. However, participants will continue to be eligible to earn incentives under the 2005 Incentive Compensation Plan.

Table B

EBITDAR Performance Targets		EBITDAR Performance Targets,
(Net of Incentives, in 000’s)		(Net of Incentives, in 000’s)
	Half Year Performance Target	0%	100%	150%
E&C	$	$	$	$
D&S
BioMed
BioMed-Denver
Consolidated	$	$	$	$

As an example, if E&C’s and Chart’s actual EBITDAR performance through June 30, 2005 were as outlined directly below and an E&C employee’s Incentive Target were $1,000 and they were in the 65% Group Performance, 35% Chart Performance category, then the actual earned incentive would be as follows:

EBITDAR Performance Targets		Actual EBITDAR
(Net of Incentives, in 000’s)		Performance Example
	Half Year Performance Target	Actual Performance (EBITDAR)	% Performance
E&C	$		$0.00%
Consolidated	$		$100.00%

1.	E&C Group Component: ($1,000 X 65%) X 0.00% = $0.00

2.	Chart Consolidated Component: ($1,000 X 35%) X 0.00%* = $0.00

Total Payout ($0.00 + $0.00) = $0.00

*	No Chart Consolidated Component incentive is earned under the 2005 Half-Year Management Incentive Compensation Plan through 6/30/05 because the E&C actual EBITDAR performance is below the 100% target for the E&C Group and thus the employee will not earn any incentive under the Chart Consolidated component either.

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Chart Industries, Inc.

Form of 2005 Chart Incentive Compensation Plan Award Conditions

Actual EBITDAR performance above the Half year Performance Target, as outlined in Table B, entitles the employee to earn 30% of the estimated earned incentives for calendar year 2005.

As an example, if E&C’s and Chart’s actual EBITDAR performance through June 30, 2005 were as outlined below and the E&C and Chart Consolidated forecasted performance was as below, then that same E&C employee with a $1,000 incentive target would have a “minimum earned incentive” as outlined below:

1.	E&C Component: ($1,000 X 65%) X 131.91% = $857.42 X 30% = $257.23

2.	Chart Component: ($1,000 X 35%) X 120.84% = $422.94 X 30% = $126.88

Total “Minimum Earned” ($257.23 + $126.88) = $384.11

EBITDAR Performance Targets		Actual EBITDAR		2005 Calendar Year Targets			Forecasted Performance
(Net of Incentives, in 000’s)		Performance Example		Net EBITDAR Targets
	Half Year Performance Target (6/30/05)	Actual Performance (EBITDAR) through 6/30/05	% Performance	0% (Min. Threshold)	100% Target	150% Target	Forecasted Performance (EBITDAR) as of 6/30/05	Forecasted Performance for Calendar Year 2005
E&C	$		$100.00%	$	$	$	$	%
Consolidated	$		$100.00%	$	$	$	$	%

H.	This “minimum earned incentive” means that earned incentives as of June 30, 2005 will not be reduced if business unit and/or Chart consolidated performance declines for the remainder of the year. The “minimum earned incentive” calculation is 30% of the estimated earned incentive for calendar year 2005 if the respective Business Unit and/or Chart achieve the 100% half year performance targets outlined in Table B.

I.	An employee must remain employed through December 31, 2005 to be eligible to receive this “minimum earned incentive”. If earned, this “minimum earned incentive” will be paid in 2006 in accordance with the terms elsewhere in this 2005 Incentive Compensation Plan.

J. OTHER 2005 INCENTIVE COMPENSATION PLAN CONDITIONS

1.	Employee must be actively on the payroll as of December 31, 2005 in order to be eligible for a payment under this Plan.

2.	Incentive payouts for new hires in 2005 or employees that experience a leave of absence during the year will be adjusted on prorated basis to account for the time not worked. Exhibit A will be used to determine to prorated adjustment. Employees hired after October 1, 2005 are ineligible for an incentive in 2005 and employees who work less than 14 weeks in 2005 are also ineligible for an incentive in 2005.

3.	The Mid Year “minimum earned incentive” is part of the overall 2005 CIC Plan and not an additional payment outside of the Plan.

4.	Earned incentive payments will be paid to employees in the late February or early March time frame, but no later than March 15, 2006.

5.	New hires on or after April 1, 2005 are not eligible for the Half year minimum earned incentive.

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